=====================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                             ----------------------

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 6, 2010

                             ----------------------

                        RESEARCH FRONTIERS INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                      1-9399               11-2103466
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)   (IRS EMPLOYER
     OF INCORPORATION)                                      IDENTIFICATION NO.)

                            240 CROSSWAYS PARK DRIVE
                          WOODBURY, NEW YORK 11797-2033
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (516) 364-1902

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
 (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

=====================================================================

Item 7.01 Regulation FD Disclosure


Nextant Aerospace Selects SPD-Smart I-Shades for its 400NEXT Aircraft

On April 6, 2010, Nextant Aerospace issued a press release announcing the selection of InspecTech Aero Service's I-Shade(tm) brand of SPD-Smart(tm) cabin windows for the 400NEXT aircraft. Nextant Aerospace also announced that InspecTech's I-Shades interface with the Rockwell Collins Venue cabin management systems (CMS) also on-board the 400NEXT.

In the Nextant press release, James Miller, President of Nextant Aerospace, commented: "This remarkable cabin light management system fits perfectly with our mission to modernize the cabin of the 400NEXT and to offer leading edge cabin amenities. In February, we conducted the first flight of a fully equipped Phase 1 400NEXT aircraft and the I-Shades' benefits were compelling. I compliment the fine collaborative work of InspecTech and Rockwell Collins in integrating I-Shades with the Venue CMS. We look forward to having others experience the comfort and utility of I-Shade dimmable windows."

SPD-Smart(TM) products use patented SPD film technology developed by Research Frontiers. With the touch of a button or turn of a dial, users can instantly and precisely adjust the tint of windows, sunroofs, glass roof systems, skylights and other products. Automated adjustment of SPD-Smart products also is available using sensors or timing devices. SPD films can be combined with other glazing materials, such as those used in armored glass, to meet a wide range of end-product requirements across many applications. Because they instantly and precisely control incoming light and heat, SPD-Smart products offer energy saving benefits because they can manage solar heat build-up and lower energy used for artificial lighting.

Nextant Aerospace's press release about the foregoing dated
April 6, 2010 is incorporated herein by reference and filed as
Exhibit 99.1 hereto. A copy of this press release is available on the Company's website at http://www.SmartGlass.com and is also available on BusinessWire's site at: http://www.businesswire.com and is expected to be available shortly on Nextant Aerospace's website at: http://www.nextantaerospace.com.

This report, and Nextant Aerospace's press release referred to herein may include statements that may constitute "forward-looking" statements as referenced in the Private
Securities Litigation Reform Act of 1995. Those statements usually contain words such as "believe", "estimate", "project", "intend", "expect", or similar expressions. Any forward-looking statements are made by the Company in good faith, pursuant to the safe-harbor provisions of the Act. These forward-looking statements reflect management's current views and projections regarding economic conditions, industry environments and Company performance. Factors, which could significantly change results, include but are not limited to: sales performance, expense levels, competitive activity, interest rates, changes in the Company's financial condition and several business factors. Additional information regarding these and other factors may be included in the Company's quarterly 10-Q and 10-K filings and other public documents, copies of which are available from the Company on request. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this report.


The information in this Form 8-K, and Nextant Aerospace's press release shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933,except as shall be expressly set forth by specific reference in such filing.


Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits.

99.1 Nextant Aerospace Press Release dated April 6, 2010


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          RESEARCH FRONTIERS INCORPORATED



                                          /s/ Joseph M. Harary
                                          ---------------------------
                                          By: Joseph M. Harary
                                          Title: President

Dated: April 6, 2010